UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 5, 2003




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Available
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
 incorporation)                                         Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5. Other Events

     The Company's 2002 Annual General Meeting of shareholders was held on June 5, 2003. The materials mailed by the Company to its shareholders in connection with the Annual General Meeting are filed under Item 7 herewith. The results of the Annual General Meeting were disclosed in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2003.


Item 7. Financial Statements and Exhibits

        Exhibit No.         Description
        -----------         -----------
          20.1              Notice of Annual Meeting and Management Proxy
                              Circular as at April 30, 2003
          20.2              Canadian Annual Statutory Report
          20.3              Mailing List Reply Form
          20.4              Form of Proxy

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                            MDSI Mobile Data Solutions Inc.


August 29, 2003                             /s/ Verne Pecho
------------------                          ------------------------------------
(Date)                                      Verne Pecho, Vice President -
                                            Finance and Administration and
                                            Chief Financial Officer

                                 EXHIBIT INDEX



        Exhibit No.         Description
        -----------         -----------
          20.1              Notice of Annual Meeting and Management Proxy
                              Circular as at April 30, 2003
          20.2              Canadian Annual Statutory Report
          20.3              Mailing List Reply Form
          20.4              Form of Proxy